UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
January 31, 2018
Columbia Diversified Real Return Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Diversified Real Return Fund   |  Annual Report 2018

Columbia Diversified Real Return Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Diversified Real Return Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since January 2017
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/11/14	3.30	1.45
	Including sales charges		-1.56	0.18
Advisor Class		03/11/14	3.45	1.70
Class C	Excluding sales charges	03/11/14	2.52	0.72
	Including sales charges		1.52	0.72
Institutional Class		03/11/14	3.55	1.73
Institutional 2 Class		03/11/14	3.52	1.68
Institutional 3 Class*		03/01/17	3.65	1.54
Class T*	Excluding sales charges	06/25/14	3.30	1.46
	Including sales charges		0.76	0.80
Blended Benchmark			3.12	1.71
FTSE Three-Month U.S. Treasury Bill Index			0.91	0.33
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, maybe worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 35% Bloomberg Barclays Global Inflation-Linked Index (Hedged), 30% Credit Suisse Leveraged Loan Index, 20% Bloomberg Barclays U.S. Dollar Floating Rate Note (FRN) Index and 15% Bloomberg Commodity Index Total Return. The Bloomberg Barclays Global Inflation-Linked Index (Hedged) includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg Barclays U.S. Dollar Floating Rate Note (FRN) Index consists of debt instruments that pay a variable coupon rate, a majority of which are based on the 3-month LIBOR, with a fixed spread. The Index may include U.S. registered, dollar denominated bonds of non-U.S. corporations, governments and supranational entities. The Bloomberg Commodity Index Total Return (formerly DJ UBS Commodity Index), is a broadly diversified index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Diversified Real Return Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 11, 2014 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Real Return Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	14.8
Exchange-Traded Funds	3.7
Fixed-Income Funds	33.7
Inflation-Indexed Bonds	2.8
Money Market Funds	45.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Diversified Real Return Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended January 31, 2018, the Fund’s Class A shares returned 3.30% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 3.12% for the same time period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 0.91% for the same period. The Fund’s outperformance of its Blended Benchmark during the period can be attributed primarily to the performance of underlying funds and active allocation decisions overall.
For the 12-month period ended January 31, 2018, the Bloomberg Barclays Global Inflation-Linked Index (Hedged) returned 1.77%, the Credit Suisse Leveraged Loan Index returned 4.81%, the Bloomberg Barclays U.S. Dollar Floating Rate Note (FRN) Index returned 2.41%, and the Bloomberg Commodity Index Total Return returned 3.58%.
Rise in energy prices drove U.S. inflation higher
Inflation in the U.S. rose during the 12-month period. Headline inflation, as measured by the Consumer Price Index (CPI) registered an annual growth rate of 2.1%, the same increase as for the 12 months of the calendar years ending December 2017 and December 2016, but higher than the growth rates of 0.7% in 2015 and 0.8% in 2014. Indeed, this inflation growth rate for the 12-month period ended January 31, 2018 was greater than the 10-year average annual increase of 1.6%. Notably, headline CPI rose particularly strongly toward the end of the period, increasing 0.5% from December 2017 to January 2018, compared to just 0.2% the month prior.
Much of the increase in the CPI growth rate during the period can be attributed to the energy sector. In fact, all major energy commodity component indices increased during the 12-month period ended January 31, 2018. Energy prices increased 5.5% during the period, with the gasoline and fuel oils indices among the leaders within the energy sector, rising 8.5% and 22.5%, respectively, during the period. Medical care and shelter prices also rose. Food prices rose far more modestly, increasing 1.7% during the 12-month period. In contrast, inflation indices for new vehicles, used cars and trucks and apparel declined during the annual period. Core CPI, which excludes energy and food prices, posted a year-over-year growth rate of 1.8% for the 12-month period.
Underlying fund performance and positioning overall supported relative results
Overall, performance of the underlying funds and active allocation decisions aided the Fund’s results relative to its Blended Benchmark.
While global inflation linked bonds (USD hedged) were one of the weaker performing asset classes during the period, the Fund’s significantly underweight position and effective underlying fund performance within the asset class made it the Fund’s greatest positive contributor to its relative results. Positioning in floating rate loans also supported relative results significantly during the period, driven largely by strong underlying fund performance within the sector.
Several opportunistic positions that were not components of the Blended Benchmark also proved beneficial, including those in equities and high-yield corporate debt, as these higher risk asset classes performed well during the period. Partially offsetting these positive contributors was the Fund’s overweight to commodities, via underlying funds, which detracted. While commodities as a whole posted positive absolute returns during the period, the asset class underperformed relative to other asset classes within the Blended Benchmark.
The Fund’s duration positioning versus that of the Blended Benchmark buoyed relative results. Overall, the Fund maintained a shorter duration than that of the Blended Benchmark, which helped, as global inflation linked bonds generally lagged commodities, leveraged loans and equities, other asset classes in which the Fund was invested during the period. In mid-December 2017, we closed the Fund’s gap in duration positioning relative to that of the Blended Benchmark, especially its U.K. duration underweight, bringing the Fund’s duration positioning to a more neutral stance relative to that of the Blended Benchmark. The Fund’s duration positioning reflected our view for better real economic growth ahead as well as for a continued rise in inflation, at least for the near term. (Real economic growth measures economic growth adjusted for inflation.)
4	Columbia Diversified Real Return Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Fund-specific singular events drove portfolio positioning
Much of the change in the portfolio’s positioning during the period was due to Fund-specific singular events. As such, the positioning of the Fund at the beginning of the period and at the end of the period were not necessarily representative of how the Fund is typically allocated or managed.
More specifically, on January 27, 2017, just prior to the beginning of the period, new portfolio managers were added to the Fund’s management team and one portfolio manager was removed. Given this change, certain shifts in the Fund’s portfolio holdings were being implemented as the period began to better align the portfolio with the new team’s views. Thus, at the beginning of the period, the Fund’s investment in cash and cash equivalents stood at more than 17% of total assets. This cash weighting was not characteristic of the typical weighting to cash in the portfolio and instead was a result of reviewing and selling positions in which the newly formed team did not have strong conviction. Many of these positions were securitized bonds, investment-grade corporate bonds and emerging market debt securities that did not align with the portfolio management team’s views about headline inflation and inflation expectations.
Then, at the end of the period, the Fund received an investment that nearly doubled the size of the Fund’s total assets. While we consistently aim to invest new money as quickly as possible, the timing of this inflow was such that it was not yet invested on January 31, 2018. This coincidental timing resulted in an outsized allocation in cash at period end, not reflective of typical Fund positioning among various asset classes. Given the rapidly changing market conditions at that time, we felt it prudent to keep the money in cash and cash equivalents as we determined in which asset classes we believed it best to invest. In turn, at the end of the period, the Fund had an allocation of 46% to the Columbia Short Term Cash Fund. As a by-product of this cash positioning, the Fund temporarily had an extremely short duration and was also modestly underweight commodities and more significantly underweight floating rate loans and global inflation linked bonds relative to the Blended Benchmark at the end of the period. On a normalized basis, we seek to maintain the Fund’s position in cash at less than 5% of total assets and in the various asset classes in which the Fund invests closer to the weightings of the Blended Benchmark. The Fund also maintained some opportunistic out-of-Blended Benchmark positions in high-yield corporate bonds, emerging markets debt and equities at the end of the period.
Derivative positions in the Fund
During the period, the Fund used currency forwards to manage currency positioning and interest rate swaps to manage its overall duration and yield curve positioning. The use of these derivatives overall detracted, albeit modestly, from relative results during the period.
Market risk may impact a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. Risks are enhanced for sovereign debt issuers. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may provide no income. Commodities investments may be affected by the overall market and industry- and commodity-specific factors and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Non-investment grade (high-yield or junk securities) securities present greater price volatility and more risk to principal and income than higher-rated securities. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging markets issuers. Asset allocation does not assure a profit or protect against loss. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Diversified Real Return Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2017 — January 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.10	1,022.18	3.07	3.06	0.60
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,032.40	1,023.44	1.79	1.79	0.35
Class C	1,000.00	1,000.00	1,028.30	1,018.40	6.90	6.87	1.35
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,033.50	1,023.44	1.79	1.79	0.35
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,033.30	1,023.24	2.00	1.99	0.39
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,033.60	1,023.49	1.74	1.73	0.34
Class T	1,000.00	1,000.00	1,032.30	1,022.18	3.07	3.06	0.60
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Diversified Real Return Fund | Annual Report 2018

Portfolio of Investments
January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 14.9%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	48,719	285,986
Total Alternative Strategies Funds (Cost $239,292)		285,986

Exchange-Traded Funds 3.8%

iShares MSCI Saudi Arabia ETF	1,740	48,233
iShares U.S. Real Estate ETF	36	2,828
Vanguard Extended Duration Treasury ETF	186	21,542
Total Exchange-Traded Funds (Cost $66,432)		72,603

Fixed-Income Funds 34.1%

Floating Rate 20.6%
Columbia Floating Rate Fund, Institutional 3 Class(a)	43,018	394,474
High Yield 1.6%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	9,988	29,464
Inflation Protected Securities 9.2%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	18,577	176,293
Investment Grade 2.7%
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	4,745	51,915
Total Fixed-Income Funds (Cost $624,076)		652,146
Inflation-Indexed Bonds(b) 2.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 2.9%
United Kingdom Gilt Inflation-Linked Bond(c)
11/22/2065	0.125%	GBP	18,002	55,223
Total Inflation-Indexed Bonds (Cost $54,864)				55,223

Money Market Funds 45.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(d)	871,019	871,019
Total Money Market Funds (Cost $871,018)		871,019
Total Investments (Cost: $1,855,682)		1,936,977
Other Assets & Liabilities, Net		(23,768)
Net Assets		1,913,209

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
41,000 GBP	55,564 USD	Morgan Stanley	02/26/2018	—	(2,697)
8,441 USD	7,000 EUR	Morgan Stanley	02/26/2018	262	—
Total				262	(2,697)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Real Return Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
January 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Class I Shares
	39,125	10,011	(49,136)*	—	—	(35,028)	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	58,772*	(10,053)	48,719	(5,247)	46,693	446	285,986
Columbia Floating Rate Fund, Class I Shares
	35,904	120	(36,024)*	—	—	(2,380)	1,926	—
Columbia Floating Rate Fund, Institutional 3 Class
	—	48,906*	(5,888)	43,018	(1,281)	8,385	12,708	394,474
Columbia High Yield Bond Fund, Class I Shares
	9,493	39	(9,532)*	—	—	(108)	206	—
Columbia High Yield Bond Fund, Institutional 3 Class
	—	9,988*	—	9,988	—	304	1,250	29,464
Columbia Income Opportunities Fund, Class I Shares
	2,944	12	(2,956)*	—	—	107	212	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	3,076*	(3,076)	—	170	—	1,209	—
Columbia Inflation Protected Securities Fund, Class I Shares
	29,069	—	(29,069)*	—	—	(31,666)	—	—
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	29,408*	(10,831)	18,577	11,711	20,235	4,598	176,293
Columbia Short-Term Cash Fund, 1.475%
	196,006	1,243,455	(568,442)	871,019	(10)	1	629	871,019
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	4,745	—	4,745	—	(854)	468	51,915
Total					5,343	5,689	23,652	1,809,151

*	Includes the effect of underlying share class exchange.

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2018, the value of these securities amounted to $55,223, which represents 2.89% of net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Diversified Real Return Fund | Annual Report 2018

Portfolio of Investments  (continued)
January 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	285,986	—	—	—	285,986
Exchange-Traded Funds	72,603	—	—	—	72,603
Fixed-Income Funds	652,146	—	—	—	652,146
Inflation-Indexed Bonds	—	55,223	—	—	55,223
Money Market Funds	—	—	—	871,019	871,019
Total Investments	1,010,735	55,223	—	871,019	1,936,977
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	262	—	—	262
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Real Return Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
January 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(2,697)	—	—	(2,697)
Total	1,010,735	52,788	—	871,019	1,934,542
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Diversified Real Return Fund | Annual Report 2018

Statement of Assets and Liabilities
January 31, 2018
Assets
Investments in unaffiliated issuers, at cost	$121,296
Investments in affiliated issuers, at cost	1,734,386
Investments in unaffiliated issuers, at value	127,826
Investments in affiliated issuers, at value	1,809,151
Foreign currency (identified cost $624)	641
Unrealized appreciation on forward foreign currency exchange contracts	262
Receivable for:
Dividends	1,831
Interest	6
Expense reimbursement due from Investment Manager	613
Prepaid expenses	3
Trustees’ deferred compensation plan	13,420
Other assets	1,318
Total assets	1,955,071
Liabilities
Due to custodian	87
Unrealized depreciation on forward foreign currency exchange contracts	2,697
Payable for:
Investments purchased	1,505
Management services fees	21
Distribution and/or service fees	2
Transfer agent fees	32
Audit fees	20,738
Custodian fees	2,878
Other expenses	482
Trustees’ deferred compensation plan	13,420
Total liabilities	41,862
Net assets applicable to outstanding capital stock	$1,913,209
Represented by
Paid in capital	2,934,701
Excess of distributions over net investment income	(11,609)
Accumulated net realized loss	(1,088,760)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	6,530
Investments - affiliated issuers	74,765
Foreign currency translations	17
Forward foreign currency exchange contracts	(2,435)
Total - representing net assets applicable to outstanding capital stock	$1,913,209
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Real Return Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
January 31, 2018
Class A
Net assets	$78,133
Shares outstanding	8,153
Net asset value per share	$9.58
Maximum offering price per share(a)	$10.06
Advisor Class(b)
Net assets	$809,444
Shares outstanding	84,474
Net asset value per share	$9.58
Class C
Net assets	$58,679
Shares outstanding	6,122
Net asset value per share(c)	$9.59
Institutional Class(d)
Net assets	$945,465
Shares outstanding	98,596
Net asset value per share	$9.59
Institutional 2 Class(e)
Net assets	$9,575
Shares outstanding	1,000
Net asset value per share	$9.58
Institutional 3 Class(f)
Net assets	$2,507
Shares outstanding	262
Net asset value per share(c)	$9.58
Class T(g)
Net assets	$9,406
Shares outstanding	983
Net asset value per share	$9.57
Maximum offering price per share(h)	$9.82

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(g)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(h)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% per transaction for Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Diversified Real Return Fund | Annual Report 2018

Statement of Operations
Year Ended January 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,989
Dividends — affiliated issuers	23,652
Interest	618
Total income	26,259
Expenses:
Management services fees	1,565
Distribution and/or service fees
Class A	198
Class C	574
Class T(a)	23
Transfer agent fees
Class A	48
Advisor Class(b)	11
Class C	35
Institutional Class(c)	567
Institutional 2 Class(d)	7
Class T(a)	7
Compensation of board members	18,644
Custodian fees	16,556
Printing and postage fees	21,265
Registration fees	132,058
Audit fees	20,738
Legal fees	29
Offering costs	14,705
Compensation of chief compliance officer	1
Other	9,580
Total expenses	236,611
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(231,924)
Total net expenses	4,687
Net investment income	21,572
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,090
Investments — affiliated issuers	5,343
Foreign currency translations	(525)
Forward foreign currency exchange contracts	(20)
Swap contracts	10,733
Net realized gain	17,621
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,743
Investments — affiliated issuers	5,689
Foreign currency translations	10
Forward foreign currency exchange contracts	(2,435)
Swap contracts	(9,803)
Net change in unrealized appreciation (depreciation)	(2,796)
Net realized and unrealized gain	14,825
Net increase in net assets resulting from operations	$36,397

(a)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Real Return Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended January 31, 2018 (a)	Year Ended January 31, 2017
Operations
Net investment income	$21,572	$40,353
Net realized gain	17,621	168,137
Net change in unrealized appreciation (depreciation)	(2,796)	220,058
Net increase in net assets resulting from operations	36,397	428,548
Distributions to shareholders
Net investment income
Class A	(2,048)	(1,444)
Advisor Class(b)	(1,781)	(261)
Class C	(1,072)	(598)
Institutional Class(c)	(26,707)	(48,851)
Institutional 2 Class(d)	(267)	(223)
Institutional 3 Class(e)	(67)	—
Class T(f)	(243)	(201)
Total distributions to shareholders	(32,185)	(51,578)
Increase (decrease) in net assets from capital stock activity	806,070	(3,456,569)
Total increase (decrease) in net assets	810,282	(3,079,599)
Net assets at beginning of year	1,102,927	4,182,526
Net assets at end of year	$1,913,209	$1,102,927
Excess of distributions over net investment income	$(11,609)	$(11,449)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Prior to March 27, 2017, Class T shares were known as Class W shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Diversified Real Return Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	January 31, 2018 (a)		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,463	13,944	3,807	35,785
Distributions reinvested	191	1,801	133	1,241
Redemptions	(1,661)	(15,724)	(759)	(7,186)
Net increase (decrease)	(7)	21	3,181	29,840
Advisor Class(b)
Subscriptions	83,879	806,073	—	—
Distributions reinvested	157	1,510	4	34
Redemptions	(562)	(5,387)	(318)	(3,015)
Net increase (decrease)	83,474	802,196	(314)	(2,981)
Class C
Subscriptions	—	—	1,673	16,000
Distributions reinvested	95	896	50	464
Redemptions	(27)	(257)	—	—
Net increase	68	639	1,723	16,464
Institutional Class(c)
Subscriptions	53	500	542	5,000
Distributions reinvested	23	214	24	223
Redemptions	—	—	(373,682)	(3,505,115)
Net increase (decrease)	76	714	(373,116)	(3,499,892)
Institutional 3 Class(d)
Subscriptions	262	2,500	—	—
Net increase	262	2,500	—	—
Total net increase (decrease)	83,873	806,070	(368,526)	(3,456,569)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Diversified Real Return Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
1/31/2018	$9.52	0.17	0.14	0.31	(0.25)
1/31/2017	$8.63	0.13	0.96	1.09	(0.20)
1/31/2016	$9.48	0.20	(0.83)	(0.63)	(0.22)
1/31/2015 (c)	$10.00	0.24	(0.49)	(0.25)	(0.27)
Advisor Class(e)
1/31/2018	$9.53	0.15	0.17	0.32	(0.27)
1/31/2017	$8.63	0.16	0.97	1.13	(0.23)
1/31/2016	$9.48	0.22	(0.83)	(0.61)	(0.24)
1/31/2015 (f)	$10.00	0.27	(0.50)	(0.23)	(0.29)
Class C
1/31/2018	$9.53	0.10	0.14	0.24	(0.18)
1/31/2017	$8.64	0.07	0.95	1.02	(0.13)
1/31/2016	$9.48	0.14	(0.83)	(0.69)	(0.15)
1/31/2015 (g)	$10.00	0.18	(0.50)	(0.32)	(0.20)
Institutional Class(h)
1/31/2018	$9.53	0.19	0.14	0.33	(0.27)
1/31/2017	$8.64	0.17	0.95	1.12	(0.23)
1/31/2016	$9.48	0.22	(0.82)	(0.60)	(0.24)
1/31/2015 (i)	$10.00	0.27	(0.50)	(0.23)	(0.29)
Institutional 2 Class(j)
1/31/2018	$9.52	0.19	0.14	0.33	(0.27)
1/31/2017	$8.63	0.16	0.95	1.11	(0.22)
1/31/2016	$9.47	0.22	(0.82)	(0.60)	(0.24)
1/31/2015 (k)	$10.00	0.26	(0.50)	(0.24)	(0.29)
Institutional 3 Class(l)
1/31/2018 (m)	$9.55	0.18	0.11	0.29	(0.26)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Diversified Real Return Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.25)	$9.58	3.30%	21.48%	0.60%	1.76%	36%	$78
(0.20)	$9.52	12.75%	6.40%	0.58%	1.42%	8%	$78
(0.22)	$8.63	(6.79%)	2.17%	0.51%	2.27%	32%	$43
(0.27)	$9.48	(2.58%)	2.44% (d)	0.55% (d)	2.75% (d)	17%	$14

(0.27)	$9.58	3.45%	21.23%	0.35%	1.74%	36%	$809
(0.23)	$9.53	13.16%	6.15%	0.31%	1.75%	8%	$10
(0.24)	$8.63	(6.56%)	1.91%	0.26%	2.46%	32%	$11
(0.29)	$9.48	(2.37%)	2.19% (d)	0.30% (d)	3.03% (d)	17%	$9

(0.18)	$9.59	2.52%	22.23%	1.35%	1.02%	36%	$59
(0.13)	$9.53	11.90%	7.15%	1.32%	0.71%	8%	$58
(0.15)	$8.64	(7.39%)	2.89%	1.25%	1.53%	32%	$37
(0.20)	$9.48	(3.24%)	3.21% (d)	1.31% (d)	1.99% (d)	17%	$11

(0.27)	$9.59	3.55%	21.23%	0.35%	2.02%	36%	$945
(0.23)	$9.53	13.04%	6.15%	0.29%	1.79%	8%	$939
(0.24)	$8.64	(6.45%)	1.94%	0.26%	2.45%	32%	$4,074
(0.29)	$9.48	(2.37%)	2.20% (d)	0.30% (d)	3.02% (d)	17%	$9,437

(0.27)	$9.58	3.52%	21.24%	0.39%	2.00%	36%	$10
(0.22)	$9.52	13.00%	6.18%	0.36%	1.66%	8%	$10
(0.24)	$8.63	(6.50%)	1.99%	0.31%	2.42%	32%	$9
(0.29)	$9.47	(2.42%)	2.24% (d)	0.35% (d)	2.97% (d)	17%	$9

(0.26)	$9.58	3.09%	21.99% (d)	0.34% (d)	2.06% (d)	36%	$3
Columbia Diversified Real Return Fund | Annual Report 2018	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class T(n)
1/31/2018	$9.51	0.17	0.14	0.31	(0.25)
1/31/2017	$8.62	0.14	0.95	1.09	(0.20)
1/31/2016	$9.46	0.20	(0.82)	(0.62)	(0.22)
1/31/2015 (o)	$10.17	0.19	(0.66)	(0.47)	(0.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on March 11, 2014. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Advisor Class shares commenced operations on March 11, 2014. Per share data and total return reflect activity from that date.
(g)	Class C shares commenced operations on March 11, 2014. Per share data and total return reflect activity from that date.
(h)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(i)	Institutional Class shares commenced operations on March 11, 2014. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(k)	Institutional 2 Class shares commenced operations on March 11, 2014. Per share data and total return reflect activity from that date.
(l)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(m)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(n)	Prior to March 27, 2017, Class T shares were known as Class W shares.
(o)	Class T shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Diversified Real Return Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.25)	$9.57	3.30%	21.48%	0.60%	1.75%	36%	$9
(0.20)	$9.51	12.78%	6.40%	0.57%	1.47%	8%	$9
(0.22)	$8.62	(6.70%)	2.19%	0.51%	2.22%	32%	$8
(0.24)	$9.46	(4.67%)	2.45% (d)	0.55% (d)	3.27% (d)	17%	$9
Columbia Diversified Real Return Fund | Annual Report 2018	19

Notes to Financial Statements
January 31, 2018
Note 1. Organization
Columbia Diversified Real Return Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
20	Columbia Diversified Real Return Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
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Notes to Financial Statements  (continued)
January 31, 2018
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
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Notes to Financial Statements  (continued)
January 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation
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Notes to Financial Statements  (continued)
January 31, 2018
index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	262

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,697
24	Columbia Diversified Real Return Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(20)	—	(20)
Interest rate risk	—	10,733	10,733
Total	(20)	10,733	10,713

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(2,435)	—	(2,435)
Interest rate risk	—	(9,803)	(9,803)
Total	(2,435)	(9,803)	(12,238)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	40*	(104)*
Interest rate swap contracts	7,237**	—**

*	Based on the ending daily outstanding amounts for the year ended January 31, 2018.
**	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2018:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	262
Liabilities
Forward foreign currency exchange contracts	2,697
Total financial and derivative net assets	(2,435)
Total collateral received (pledged) (a)	-
Net amount (b)	(2,435)

Columbia Diversified Real Return Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
January 31, 2018
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
26	Columbia Diversified Real Return Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in Columbia proprietary funds, including exchange-traded funds and closed-end funds, that pay a management fee (or advisory fee, as applicable) to the Investment Manager and (ii) 0.76% on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates; and securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management fee, third-party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended January 31, 2018 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of January 31, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
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Notes to Financial Statements  (continued)
January 31, 2018
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund as disclosed in the Statement of Operations, along with other affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended January 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.07
Institutional 3 Class	0.02 (a)
Class T	0.06

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
28	Columbia Diversified Real Return Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended January 31, 2018, if any, are listed below:
Amount ($)
Class A	9
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	June 1, 2017 through May 31, 2018	Prior to June 1, 2017
Class A	0.60%	0.60%
Advisor Class	0.35	0.35
Class C	1.35	1.35
Institutional Class	0.35	0.35
Institutional 2 Class	0.385	0.39
Institutional 3 Class	0.335	0.34
Class T	0.60	0.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
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Notes to Financial Statements  (continued)
January 31, 2018
At January 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
10,453	(10,453)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
January 31, 2018			January 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,185	—	32,185	51,578	—	51,578
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,274	—	(1,027,960)	15,597
At January 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,918,945	17,569	(1,972)	15,597
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at January 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended January 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	6,556	1,021,404	1,027,960	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Diversified Real Return Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $493,838 and $363,946, respectively, for the year ended January 31, 2018, of which $0 and $16,370, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended January 31, 2018.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Shareholder concentration risk
At January 31, 2018, one unaffiliated shareholder of record owned 41.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Diversified Real Return Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
January 31, 2018
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Diversified Real Return Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Diversified Real Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Real Return Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 23, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Diversified Real Return Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	70	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
34	Columbia Diversified Real Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	70	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	70	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Diversified Real Return Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	195	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
36	Columbia Diversified Real Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Diversified Real Return Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
38	Columbia Diversified Real Return Fund | Annual Report 2018

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Columbia Diversified Real Return Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN249_01_H01_(03/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$17,500	$16,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$0	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended January 31, 2018 and January 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$3,400	$2,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended January 31, 2018 and January 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$228,400	$228,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 23, 2018